UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 18, 2012

Lehman Brothers Holdings Inc. Plan Trust
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466
(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York	10020
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:
(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On March 18, 2012, the Board of Directors of Lehman Brothers Holdings Inc. (“LBHI”) approved director compensation for board members consisting of two components: (i) a fixed annual fee and (ii) an incentive compensation plan for LBHI’s Board of Directors (the “Compensation Plan”).  Information regarding the Compensation Plan was filed with the United States Bankruptcy Court for the Southern District of New York (jointly administered proceedings, In re Lehman Brothers Holdings Inc. et al., Case No. 08-13555) on March 19, 2012.  A copy of the court filing is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(a)           Exhibits

99.1	Notice of Compensation Plan for the Post-Effective Date Board of Directors of Lehman Brothers Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC. PLAN TRUST

By Lehman Brothers Holdings Inc., as Plan Administrator

Date: March 19, 2012	By:	/s/ John Suckow
		Name:	John Suckow
		Title:	Chief Executive Officer and President of Lehman Brothers Holdings Inc.

EXHIBIT INDEX

Exhibit No.                                           Description

99.1	Notice of Compensation Plan for the Post-Effective Date Board of Directors of Lehman Brothers Holdings Inc.

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